                                                                    EXHIBIT 10.5







                               QUANEX CORPORATION

                           DEFERRED COMPENSATION PLAN









                              AMENDED AND RESTATED

                           EFFECTIVE NOVEMBER 1, 2001

                               QUANEX CORPORATION
                           DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS

                                                                                                             Section
ARTICLE I -- DEFINITIONS

         Account................................................................................................1.1
         Beneficiary............................................................................................1.2
         Board..................................................................................................1.3
         Change of Control......................................................................................1.4
         Change of Control Value................................................................................1.5
         Code...................................................................................................1.6
         Committee..............................................................................................1.7
         Common Stock...........................................................................................1.8
         Company................................................................................................1.9
         Company Match.........................................................................................1.10
         Deferred Compensation Ledger..........................................................................1.11
         Director..............................................................................................1.12
         Director Fees.........................................................................................1.13
         Disability............................................................................................1.14
         Incentive Bonus.......................................................................................1.15
         LTIP Compensation.....................................................................................1.16
         Normal Retirement Date................................................................................1.17
         NYSE..................................................................................................1.18
         Participant...........................................................................................1.19
         Plan..................................................................................................1.20
         Plan Year.............................................................................................1.21
         Quanex................................................................................................1.22
         Rabbi Trust...........................................................................................1.23
         Retirement............................................................................................1.24
         Retirement Plan.......................................................................................1.25
         Securities Act........................................................................................1.26
         Subsidiary............................................................................................1.27
         Term of Deferral......................................................................................1.28
         Voting Securities.....................................................................................1.29

ARTICLE II - ELIGIBILITY

ARTICLE III - DEFERRALS AND COMPANY CONTRIBUTIONS

         Deferral Election......................................................................................3.1
         Company Match..........................................................................................3.2
         Mandatory Deferral.....................................................................................3.3

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
ARTICLE IV - ACCOUNT

         Establishing a Participant's Account...................................................................4.1
         Credit of the Participant's Deferral and
           the Company's Match..................................................................................4.2
         Crediting of Dividends, Distributions and Interest.....................................................4.3
         Interest Rate..........................................................................................4.4
         Common Stock Conversion Election.......................................................................4.5
         Conversion and Cash-Out Upon a Change of Control.......................................................4.6

ARTICLE V - VESTING

         Vesting................................................................................................5.1
         Forfeiture of Company Match Because
           of Early Distribution................................................................................5.2
         Forfeiture For Cause...................................................................................5.3
         Forfeiture For Competition.............................................................................5.4
         Full Vesting in the Event of a Change of Control.......................................................5.5

ARTICLE VI - DISTRIBUTIONS

         Form of Distributions or Withdrawals...................................................................6.1
         Death..................................................................................................6.2
         Disability.............................................................................................6.3
         Expiration of Term of Deferral.........................................................................6.4
         Hardship Withdrawals...................................................................................6.5
         Payment Restrictions on any Portion of a Benefit
            Determined Not to be Deductible.....................................................................6.6
         Responsibility for Distributions and
           Withholding of Taxes.................................................................................6.7

ARTICLE VII - ADMINISTRATION

         Committee Appointment..................................................................................7.1
         Committee Organization and Voting......................................................................7.2
         Powers of the Committee................................................................................7.3
         Committee Discretion...................................................................................7.4
         Annual Statements......................................................................................7.5
         Reimbursement of Expenses..............................................................................7.6

ARTICLE VIII - ADOPTION BY SUBSIDIARIES

         Procedure for and Status After Adoption................................................................8.1
         Termination of Participation By Adopting Subsidiary....................................................8.2

ARTICLE IX - AMENDMENT AND/OR TERMINATION

         Amendment or Termination of the Plan...................................................................9.1
         No Retroactive Effect on Awarded Benefits..............................................................9.2
         Effect of Termination..................................................................................9.3

ARTICLE X - FUNDING

         Payments Under This Agreement are the Obligation
           of the Company......................................................................................10.1
         Agreement May Be Funded Through Rabbi Trust...........................................................10.2
         Reversion of Excess Assets............................................................................10.3
         Participants Must Reply Only on General
            Credit of the Company..............................................................................10.4

ARTICLE XI - MISCELLANEOUS

         Limitation of Rights..................................................................................11.1
         Distributions to Incompetents of Minors...............................................................11.2
         Nonalienation of Benefits.............................................................................11.3
         Expenses Incurred in Enforcing the Plan...............................................................11.4
         Reliance Upon Information ............................................................................11.5
         Severability..........................................................................................11.6
         Notice   .............................................................................................11.7
         Gender and Number.....................................................................................11.8
         Governing Law.........................................................................................11.9

                               QUANEX CORPORATION

                           DEFERRED COMPENSATION PLAN


                  WHEREAS, Quanex Corporation originally established the Quanex Deferred Compensation Plan (the "Plan") effective October 1, 1981, which provides a mechanism by which certain highly compensated management personnel may defer their compensation under the Quanex Corporation Executive Incentive Compensation Plan prior to such compensation being earned and directors may defer their director's fees prior to their being earned;

                  WHEREAS, Quanex Corporation amended and restated the Plan effective October 12, 1995 and June 1, 1999;

                  WHEREAS, Quanex Corporation desires to amend and restate the Plan effective November 1, 2001 to provide a mechanism by which certain highly compensated management personnel may defer their compensation under the Quanex Corporation Long-Term Incentive Plan prior to such compensation being earned.

                  NOW, THEREFORE, Quanex Corporation amends and restates the Plan as follows:

                                    ARTICLE I

                                   DEFINITIONS


                  1.1 "ACCOUNT" means a Participant's account in the Deferred Compensation Ledger maintained by the Committee which reflects the benefits a Participant is entitled to under the Plan.

                  1.2 "BENEFICIARY" means a person or entity designated by the Participant under the terms of the Plan to receive any amounts distributed under the Plan upon the death of the Participant.

                  1.3 "BOARD" means the Board of Directors of Quanex
Corporation.

                  1.4 "CHANGE OF CONTROL" means the occurrence of one or more of the following events after June 1, 1999:

         (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a " Covered Person") of beneficial ownership (within the meaning of rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either (i) the then outstanding shares of the common stock of Quanex (the "Outstanding Quanex Common Stock"), or
(ii) the combined voting power of the then outstanding voting securities of Quanex entitled to vote generally in the election of directors (the "Outstanding Quanex Voting Securities"); provided, however, that for purposes of this subsection (a) of this Section, the following acquisitions shall not constitute a Change of Control of Quanex: (i) any acquisition directly from Quanex, (ii) any acquisition by Quanex, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Quanex or any entity controlled by Quanex, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section; or

         (b) individuals who, as of June 1, 1999, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to June 1, 1999 whose election, or nomination for election by Quanex's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Covered Person other than the Board; or

         (c) the consummation of (xx) a reorganization, merger or consolidation or sale of Quanex or (yy) a disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Quanex Common Stock and Outstanding Quanex Voting Securities immediately prior to such Business Combination beneficially own, direct or indirectly, more than 80 percent of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns Quanex or all or substantially all of Quanex's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Quanex Common Stock and Outstanding Quanex Voting Securities, as the case may be, (ii) no Covered Person (excluding any employee benefit plan (or related trust) of Quanex or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination, were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or

         (d) the approval by the stockholders of Quanex of a complete liquidation or dissolution of Quanex.

                  1.5 "CHANGE OF CONTROL VALUE" means the amount determined in clause (i), (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to stockholders of Quanex in the merger, consolidation, reorganization, sale of assets or dissolution transaction that constitutes a Change of Control, (ii) the price per share offered to stockholders of Quanex in any tender offer or exchange offer that constitutes a Change of Control, or
(iii) if a Change of Control occurs other than a Change of Control specified in clause (i) or (ii), the fair market value per share of the Common Stock on the date of the Change of Control, based on the closing quotation as described in
Section 4.2, on that day. If the consideration offered to stockholders of the Company in any transaction described above consists of anything other than cash, the Committee shall determine the cash equivalent of the fair market value of the portion of the consideration offered that is other than cash.

                  1.6 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.


                  1.7 "COMMITTEE" means the persons who are from time to time serving as members of the committee administering the Plan.

                  1.8 "COMMON STOCK" means Quanex's common stock, $.50 par value (or such other par value as may be designated by the vote of Quanex stockholders or such other equity securities of Quanex into which such common stock may be converted, reclassified or exchanged).

                  1.9 "COMPANY" means Quanex and any Subsidiary adopting the Plan.

                  1.10 "COMPANY MATCH" means the 20 percent match which the Company makes to the amount deferred in Common Stock during a Plan Year by a Participant under the Plan for three or more Plan Years.

                  1.11 "DEFERRED COMPENSATION LEDGER" means the ledger maintained by the Committee for each Participant which reflects the amount of compensation deferred for the Participant under the Plan, the Company match, and the amount of income credited on each of these amounts.

                  1.12 "DIRECTOR" means any person serving as a member of the Board of Directors.

                  1.13 "DIRECTOR FEES" means any amount paid to a Director for services in such capacity.

                  1.14 "DISABILITY" means a mental or physical disability that in the opinion of a physician selected by the Committee, shall prevent the Participant from engaging in any substantial gainful activity, can be expected to result in death or has lasted or can be expected to last for a continuous period of not less than twelve months, and which: (a) was not contracted, suffered or incurred while the Participant was engaged in or did not result from having engaged in, a felonious criminal enterprise; (b) did not result from alcoholism or addiction to narcotics; and (c) did not result from an injury incurred while a member of the Armed Forces of the United States for which the Participant received a military pension.

                  1.15 "INCENTIVE BONUS" means a bonus awarded or to be awarded to the Participant under the Quanex Corporation Executive Incentive Compensation Plan.

                  1.16 "LTIP COMPENSATION" means compensation earned under the Quanex Corporation Long-Term Incentive Plan.

                  1.17 "NORMAL RETIREMENT DATE" means the first day of the month that coincides with or next follows the date on which the Participant or former Participant attains age 65.

                  1.18 "NYSE" means the New York Stock Exchange.

                  1.19 "PARTICIPANT" means an employee or director of a Company who is participating in the Plan.

                  1.20 "PLAN" means the Quanex Corporation Deferred Compensation Plan set forth in this document, as amended from time to time.

                  1.21 "PLAN YEAR" means a one-year period that coincides with the fiscal year of Quanex, which begins on the first day of November of each calendar year and ends on October 31 of the next ensuing calendar year.

                  1.22 "QUANEX" means the Quanex Corporation, a Delaware corporation, the sponsor of the Plan.

                  1.23 "RABBI TRUST" means the Quanex Corporation Deferred Compensation Trust, which agreement was entered into between NBD Bank and Quanex.

                  1.24 "RETIREMENT" means the retirement of a Participant from any Company covered by the Plan under the terms of the Retirement Plan.

                  1.25 "RETIREMENT PLAN" means the Quanex Corporation Salaried Employees' Pension Plan, or if the Company does not maintain that plan, the defined contribution plan maintained by the Company that is intended to satisfy the requirements of section 401(a) of the Code.

                  1.26 "SECURITIES ACT" means the Securities Exchange Act of 1934, as amended from time to time.

                  1.27 "SUBSIDIARY" means any wholly owned subsidiary of Quanex.

                  1.28 "TERM OF DEFERRAL" means the period of deferral chosen by the Participant under the election procedure established in Section 3.1 or by the Committee which pertains to that portion of the Incentive Bonus, LTIP Compensation or Director Fees for each given Plan Year and its accumulated income accrued that has been deferred under an election made prior to the commencement of the period during which it is earned.

                  1.29 "VOTING SECURITIES" means any security which ordinarily possesses the power to vote in the election of the Board without the happening of any precondition or contingency.

                                   ARTICLE II

                                   ELIGIBILITY


                  Initially, all participants in the Quanex Corporation Executive Incentive Compensation Plan or the Quanex Corporation Long-Term Incentive Plan and all Directors will be eligible to participate in the Plan. However, the Committee retains the right to establish such additional eligibility requirements for participation in the Plan as it may determine are appropriate or necessary from time to time and has the right to determine, in its sole discretion, that any one or more persons who meet the eligibility requirements will not be eligible to participate for one or more Plan Years beginning after the date they are notified of this decision by the Committee.

                                   ARTICLE III

                       DEFERRALS AND COMPANY CONTRIBUTIONS


                  3.1 DEFERRAL ELECTION. A Participant may elect during the election period established by the Committee prior to the beginning of any Plan
Year:

                           (1) the percentage of his Incentive Bonus earned
                  during the ensuing Plan Year which is to be paid as soon as conveniently possible after the Plan Year and the percentage which is to be deferred under the Plan;

                           (2) the percentage of his LTIP Compensation earned
                  during the performance period that begins during the ensuing Plan Year which is to be deferred under the Plan;

                           (3) the percentage of his Director Fees earned during
                  the ensuing Plan Year which is to be paid during such year and the percentage which is to be deferred under the Plan;

                           (4) the percentage of the amount deferred, if any, to
                  be deferred in the form of Common Stock and the percentage, if any, to be deferred in the form of cash;

                           (5) the length of the period of deferral, if any
                  amount has been elected to be deferred, whether in cash or in Common Stock, which deferral shall be for a period of years, to a date certain, to termination of employment with the Company or to his Retirement; and

                           (6) the form of payment of the amount that has been
                  elected to be deferred -- a lump sum, or quarterly or annual installment payments of the principal amount plus the interest accrued after the distribution date, or last installment paid, if later, in the case of a deferral in the form of cash or of the total shares of Common Stock credited to him as of the date of distribution plus any other shares, cash or other property credited as dividends or other rights on those shares after the distribution date or last installment distributed, if later, in the case of a deferral in the form of Common Stock, over no less than three nor more than 20 years.

                  If a Participant elects a deferral period to Retirement, he shall also specify whether the deferral period shall end at the date of his termination of employment with the


                                     III-1

Company or at his Normal Retirement Date, in the event of termination other than as a result of death, Disability or Retirement. If a Participant elects a deferral period of a number of years or to a date certain, the deferral period shall end upon the Participant's Retirement, if earlier.

                  The deferrals in the form of Common Stock elected by Participants to be allocated to their Accounts in any Plan Year must not exceed one percent of the shares of Common Stock outstanding on the first day of the Plan Year. In the event this maximum would be exceeded, each Participant who elected to defer in the form of Common Stock shall have his election reduced on a pro rata basis as compared to all Participants who elected to defer in the form of Common Stock until those deferrals in the aggregate for that Plan Year equal the maximum and the portion of his Incentive Bonus and LTIP Compensation which would have been deferred in the form of Common Stock shall instead be distributed to the Participant as provided in the Quanex Corporation Executive Incentive Compensation Plan and the Quanex Corporation Long-Term Incentive Plan.

                  Once an election has been made it becomes irrevocable for that Plan Year, except that the Participant may change his election of the form of payment he previously elected under Section 3.1(5) during a 30-day period ending one year prior to the end of the deferral period. In the event a Participant originally elected a deferral period of a number of years or until a date certain and, as a result of the Participant's election to take Retirement, the Participant will retire before the end of the elected deferral period, the Participant may elect to change the form of payment during a 30- day period ending one year prior to the Retirement date chosen by the Participant by written notice to the Company. In the event a Participant changes his election, if the deferral period terminates early for any reason, which is beyond the control of the Participant, such as involuntary termination of employment, death or Disability, then the


                                     III-2
distribution or the first installment, whichever is applicable, shall not be made until one year after the election was changed; however, if the deferral period terminates early for any reason which is within the control of the Participant, such as Retirement or voluntary termination of employment, then the change of election will be ineffective. If for any reason the deferral period does not end one year after the end of such 30-day period because of a postponement of Retirement or otherwise, the change of election shall remain in effect and no further changes of election shall be permitted.

                  The election to participate in the Plan for a given Plan Year will be effective only upon receipt by the Committee of the Participant's election on such form as will be determined by the Committee from time to time. If the Participant does not exercise his right to defer, subject to Section 3.3 below, the Participant will be deemed to have elected not to defer any part of his Incentive Bonus, LTIP Compensation or Director Fees for that Plan Year and all of his Incentive Bonus, LTIP Compensation and Director Fees will be paid in cash. If the percentage of the Incentive Bonus, LTIP Compensation and Director Fees elected to be deferred in Common Stock results in a fractional share, it shall be reduced to the next lowest full share and the fractional share shall be paid or deferred, as the case may be, in cash.

                  Notwithstanding any other provision of the Plan to the contrary, a Participant shall be permitted to defer all or a portion of his LTIP Compensation earned during the performance period that begins November 1, 2001, at such time as the Committee may determine.

                  3.2 COMPANY MATCH. The Company will credit to the Account of each Participant who has a portion of his Incentive Bonus or Director Fees deferred under the Plan in the form of Common Stock for a period of three full years or more additional shares of Common



                                     III-3

Stock equal to 20 percent of the amount which is deferred in the form of Common Stock, rounded to the next highest number of full shares. There shall be no such credit with respect to LTIP Compensation that is deferred under the Plan.

                  3.3 MANDATORY DEFERRAL. If a Participant becomes entitled to a cash payment of part or all of an Incentive Bonus or his LTIP Compensation because the Participant did not elect to defer all of the Incentive Bonus or LTIP Compensation but the Company determines that section 162(m) of the Code may not allow the Company to take a deduction for part or all of the Incentive Bonus or LTIP Compensation, then, unless a Change of Control has occurred after June 1, 1999, the payment of the Incentive Bonus or LTIP Compensation will be delayed until December 1st following the end of the Plan Year in which it occurred. Then on December 1st, if the Company's deduction is determined by the Company not to be affected, the Incentive Bonus or LTIP Compensation in total will be paid immediately. However, if the Company determines that some portion of the Incentive Bonus or Performance Units is affected, then only that portion of the Incentive Bonus or LTIP Compensation which is deductible by the Company shall be paid on December 1st and the remaining portion of the Incentive Bonus or LTIP Compensation will be delayed to the first day of the first complete month of the second Plan Year, at which time it will be paid. The Committee may waive the mandatory deferral required by this Section 3.3 with respect to a Participant who is not a member of the Committee but such waiver shall only be made on an individual basis and at the time the Incentive Bonus or LTIP Compensation is determined and awarded.



                                     III-4

                                   ARTICLE IV

                                     ACCOUNT


                  4.1 ESTABLISHING A PARTICIPANT'S ACCOUNT. The Committee will establish an Account for each Participant in a special Deferred Compensation Ledger which will be maintained by the Company. The Account will reflect the amount of the Company's obligation to the Participant at any given time.

                  4.2 CREDIT OF THE PARTICIPANT'S DEFERRAL AND THE COMPANY'S MATCH. Upon completion of the Plan Year or quarter, as applicable, the Committee will determine, as soon as administratively practicable, the amount of a Participant's Incentive Bonus, LTIP Compensation or Director Fees that has been deferred for that Plan Year or quarter, as applicable, and the amount of the Company Match, if any, and will credit that or those amounts to the Participant's Account as of the end of the Plan Year or quarter, as applicable, during which the Incentive Bonus, LTIP Compensation or Director Fees were earned. If the Participant elected his deferral to be in the form of Common Stock, the number of shares credited to his Account as Common Stock shall be the number of full shares of Common Stock that could have been purchased with the dollar amount deferred, without taking into account any brokerage fees, taxes or other expenses which might be incurred in such a transaction, based upon the closing quotation on the NYSE, or if not traded on the NYSE, the principal market in which the Common Stock is traded on the date the amount would have been paid had it not been deferred pursuant to Article III, and any additional fractional amount shall be credited to the Participant's Account in the form of cash.

                  4.3 CREDITING OF DIVIDENDS, DISTRIBUTIONS AND INTEREST. When dividends are declared and paid, or other distributions, whether stock, property, cash, rights or other, are made with respect to the Common Stock, those dividends and other distributions shall be accrued in a Participant's Account based upon the shares of Common Stock credited to his Account. The dividends or other distributions in the form of shares of Common Stock shall be credited to the Account as additional shares of Common Stock. The dividends or other distributions or rights in any other form shall be credited to the Participant's Account in the form of cash. For this purpose, all dividends and distributions not in the form of shares of Common Stock or cash shall be valued at the fair market value as determined by a resolution duly adopted by the Committee. Interest will be accrued on that portion of a Participant's Account held in the form of cash at the rate established by Section 4.4.

                  4.4 INTEREST RATE. Interest will be accrued on the last day of each calendar month on each portion of a Participant's Account held in the form of cash (whether resulting from a cash deferral, cash dividends or other cash distributions on Common Stock or the conversion of a Common Stock credit in his Account to cash) from the later of (a) the time it is credited to his Account or
(b) the last previous calendar month end at a rate equal to (x) the rate of interest announced by Chase Manhattan Bank, N.A., or its successor, if applicable as its prime rate of interest on the last business day of the calendar quarter preceding the calendar quarter in which the month falls divided by (y) four. Interest so accrued on the last day of each calendar month shall be credited as cash to the Participant's Account and shall thereafter accrue interest. Interest will continue to be credited on the cash balance in the Participant's Account until the entire cash balance has been distributed.

                  4.5 COMMON STOCK CONVERSION ELECTION. At any time during a period of three years prior to the earliest time a Participant could retire under the Retirement Plan and ending on the Participant's Normal Retirement Date, the Participant may elect a Retirement date under the Retirement Plan and may elect to have all or a portion of his shares of Common Stock in his Account converted to cash. In that event, all such shares of Common Stock shall be converted on the date notice is received by the Company based upon the closing quotation as described in Section 4.2, on that day, unless the Participant has specified no more than five different dates after the date of the notice on which the Participant desires all or a portion of the shares of Common Stock to be converted and the percentage of shares to be converted on each date. If the Participant has specified dates for and the percentage of shares to be converted, then the designated percentage of shares of Common Stock to be converted on each date shall be converted on the specified date based on the closing quotation as described in Section 4.2 on such specified dates.

                  At any time that is at least five years after Common Stock is credited to his Account pursuant to Section 4.2, a Participant may elect to have such Common Stock converted to cash and credited to his Account. In that event, all such shares of Common Stock specified by the Participant in a written notice to the Company which have been credited to the Participant's Account for at least five years prior to the giving of such notice shall be converted on the date notice is received by the Company based upon the closing quotation as described in Section 4.2, on that day.

                  4.6 CONVERSION AND CASH-OUT UPON A CHANGE OF CONTROL. Notwithstanding any other provision of the Plan, immediately upon the occurrence of a Change of Control, all shares of Common Stock credited to a current or former Participant's Account shall be converted to cash based on the Change of Control Value of such shares of Common Stock. Within five days after the date on which the Change of Control occurs, all current and former Participants shall be paid in cash lump sum payments the balances credited to their Accounts.

                                    ARTICLE V

                      VESTING AND EVENTS CAUSING FORFEITURE


                  5.1 VESTING. All deferrals of the Incentive Bonus, LTIP Compensation and Director Fees and all income accrued on the deferrals will be 100 percent vested except for the events of forfeiture described in Sections 5.3 and 5.4. All Company matching accruals and all income accrued on those matching accruals will be 100 percent vested except for the events of forfeiture described in Section 5.2, 5.3 and 5.4.

                  5.2 FORFEITURE OF COMPANY MATCH BECAUSE OF EARLY DISTRIBUTION. If, but for the provisions of this Section 5.2, a Participant would receive a benefit from the Plan for any reason, other than death, disability or Retirement, in respect of shares of Common Stock credited to the Participant's account pursuant to Section 4.2 as a result of the Company matching accrual of 20 percent provided for in Section 3.2 within three years after such shares were so credited, or if the Participant ceases to be an employee with respect to a matching accrual resulting from deferral of an Incentive Bonus, or a director with respect to a matching accrual resulting from deferral of Director Fees within three years after such shares are so credited, such matching accruals of shares of Common Stock and any dividends or other property or rights accumulated because of those shares of Common Stock shall be immediately forfeited.

                  5.3 FORFEITURE FOR CAUSE. If the Committee finds, after full consideration of the facts presented on behalf of both the Company and a former Participant, that the Participant was discharged by the Company for fraud, embezzlement, theft, commission of a felony, proven dishonesty in the course of his employment by the Company which damaged the Company, or for disclosing trade secrets of the Company, the entire amount credited to his Account, exclusive of an amount equal to the sum of the total deferrals of the Participant, will be forfeited. The decision of the Committee as to the cause of a former Participant's discharge and the damage done to the Company will be final. No decision of the Committee will affect the finality of the discharge of the Participant by the Company in any manner.

                  5.4 FORFEITURE FOR COMPETITION. If at the time a distribution is being made or is to be made to a Participant or former Participant, the Committee finds after full consideration of the facts presented on behalf of the Company and the Participant or former Participant, that the Participant or former Participant at any time within two years from his termination of employment from the Company, and without written consent of the Company, directly or indirectly owns, operates, manages, controls or participates in the ownership, management, operation or control of or is employed by, or is paid as a consultant or other independent contractor by a business which competes or at any time did compete with the Company by which he was formerly employed in a trade area served by the Company at the time distributions are being made or to be made and in which the Participant or former Participant had represented the Company while employed by it; and, if the Participant or former Participant continues to be so engaged 60 days after written notice has been given to him, the Committee will forfeit all amounts otherwise due the Participant or former Participant, exclusive of an amount equal to the sum of the total deferrals of the Participant or former Participant.

                  5.5 FULL VESTING IN THE EVENT OF A CHANGE OF CONTROL. The forfeitures created by sections 5.2, 5.3 or 5.4 shall not apply with respect to any amounts credited to the Accounts of current or former Participants after the occurrence of a Change of Control.

                                   ARTICLE VI

                                  DISTRIBUTIONS


                  6.1 FORM OF DISTRIBUTIONS OR WITHDRAWALS. Upon a distribution or withdrawal, at the option of Quanex, the number of shares of Common Stock credited to the Participant in the Deferred Compensation Ledger, if any, required to be distributed shall be distributed in kind or in cash, whether the distribution or withdrawal is in a lump sum or in installments. If distributed in cash, the amount per share of Common Stock which would otherwise be distributed in kind shall equal the closing quotation for the Common Stock on the NYSE (or if not traded on the NYSE, the principal market in which the Common Stock is traded) on the third business day prior to the date of distribution. If the distribution is in installments, all dividends and other property or rights accumulating on the shares still undistributed will be credited as provided in
Section 4.3 and distributed with the next installment. If there are periodic installments to be made of the portion, if any, deferred as cash, income shall accumulate on that portion of the Account as described in Section 4.6 until the balance credited to the cash portion of the Participant's Account has been distributed. In that event, income accumulating on the cash portion of the Account shall be distributed with the next installment to be distributed.

                  6.2 DEATH. Upon the death of a Participant prior to the expiration of the Term of Deferral, the Participant's Beneficiary or Beneficiaries will receive in Common Stock or cash as required by Section 6.1, the balance then credited to the Participant's Account in the Deferred Compensation Ledger. The lump sum distribution or the first installment of the periodic distribution will be made 90 days after the Participant's death.

                  Each Participant, upon making his initial deferral election, will file with the Committee a designation of one or more Beneficiaries to whom distributions otherwise due the

Participant will be made in the event of his death prior to the complete distribution of the amount credited to his Account in the Deferred Compensation Ledger. The designation will be effective upon receipt by the Committee of a properly executed form which the Committee has approved for that purpose. The Participant may from time to time revoke or change any designation of Beneficiary by filing another approved Beneficiary designation form with the Committee. If there is no valid designation of Beneficiary on file with the Committee at the time of the Participant's death, or if all of the Beneficiaries designated in the last Beneficiary designation have predeceased the Participant or otherwise ceased to exist, the Beneficiary will be the Participant's spouse, if the spouse survives the Participant, or otherwise the Participant's estate. A Beneficiary must survive the Participant by 60 days in order to be considered to be living on the date of the Participant's death. If any Beneficiary survives the Participant but dies or otherwise ceases to exist before receiving all amounts due the Beneficiary from the Participant's Account, the balance of the amount which would have been paid to that Beneficiary will, unless the Participant's designation provides otherwise, be distributed to the individual deceased Beneficiary's estate or to the Participant's estate in the case of a Beneficiary which is not an individual. Any Beneficiary designation which designates any person or entity other than the Participant's spouse must be consented to in writing in a form acceptable to the Committee in order to be effective.

                  6.3 DISABILITY. Upon the Disability of a Participant prior to the expiration of the Term of Deferral, the Participant will receive in Common Stock or cash as required by Section 6.1, the balance then credited to the Participant's Account. The lump sum distribution or the first installment of the periodic distribution will be made 90 days after the Participant becomes disabled.

                  6.4 EXPIRATION OF TERM OF DEFERRAL. Upon the expiration of the Term of Deferral, the Participant shall receive in Common Stock or cash as required by Section 6.1, the balance credited to the Participant's Account. The lump sum distribution or the first installment of the periodic distribution will be made 90 days after the expiration of the Term of Deferral without regard to whether the Participant is still employed by the Company or not.

                  6.5 HARDSHIP WITHDRAWALS. Any Participant who is in the employ of a Company and is not entitled to a distribution from the Plan may request a hardship withdrawal. No hardship withdrawal can exceed the lesser of the amount credited to the Participant's Account or the amount reasonably needed to satisfy the emergency need. Whether a hardship exists and the amount reasonably needed to satisfy the emergency need will be determined by the Committee based upon the evidence presented by the Participant and the rules established in this Section. If a hardship withdrawal is approved by the Committee it will be made in Common Stock or cash as required in Section 6.1 within ten days of the Committee's determination. A hardship for this purpose is a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in section 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty, or any similar extraordinary and unforeseeable circumstance arising as a result of events beyond the control of the Participant. The circumstances that will constitute a hardship will depend upon the facts of each case, but, in any case, payment may not be made to the extent that the hardship is or may be relieved: (a) through reimbursement or compensation by insurance or otherwise, (b) by liquidation of the Participant's assets, to the extent the liquidation of such assets will not itself cause severe financial hardship, or (c) by cessation of deferrals under the Plan. Such foreseeable needs for funds as the need to send a Participant's child to college or the desire to purchase a home will not be considered to be a hardship.

                  6.6 PAYMENT RESTRICTIONS ON ANY PORTION OF A BENEFIT DETERMINED NOT TO BE DEDUCTIBLE. Except for hardship withdrawals under Section 6.5, if a Participant has a benefit that is due during a Plan Year and the Committee determines that section 162(m) of the Code could affect the Company's deduction on the amount paid, the distribution of his benefit will be delayed until December 1 following the end of the Plan Year. Then on December 1 if the Company's deduction is determined by the Committee not to be affected, the benefit in total will be distributed immediately; however, if the Committee determines that some portion of the benefit is affected, then only that portion of the benefit which is deductible by the Company shall be distributed on December 1st and the distribution of the remaining portion of the benefit will be delayed to the first day of the first complete month of the Plan Year or Years on which a portion or all of the remaining distribution can be made and deducted by the Company on its federal income tax return. The Committee may waive the mandatory deferral required by this Section 6.6 with respect to a Participant who is not a member of the Committee, but such waiver shall only be made on an individual basis and at the time the distribution is to be made.

                  6.7 RESPONSIBILITY FOR DISTRIBUTIONS AND WITHHOLDING OF TAXES. The Committee will furnish information to the Company last employing the Participant, concerning the amount and form of distribution to any Participant entitled to a distribution so that the Company may make or cause the Rabbi Trust to make the distribution required. It will also calculate the deductions from the amount of the benefit paid under the Plan for any taxes required to be withheld by federal, state or local government and will cause them to be withheld. If a Participant has deferred compensation under the Plan while in the service of more than one

Company, each Company for which the Participant was working will reimburse the disbursing agent for the amount attributable to compensation deferred while the Participant was in the service of that Company if it has not already provided that funding to the disbursing agent.

                                   ARTICLE VII

                                 ADMINISTRATION


                  7.1 COMMITTEE APPOINTMENT. The Committee will be appointed by the Board. The initial Committee members will be Compensation Committee of the Board. Each Committee member will serve until his or her resignation or removal. The Board will have the sole discretion to remove any one or more Committee members and appoint one or more replacement or additional Committee members from time to time.

                  7.2 COMMITTEE ORGANIZATION AND VOTING. The Committee will select from among its members a chairman who will preside at all of its meetings and will elect a secretary without regard to whether that person is a member of the Committee. The secretary will keep all records, documents and data pertaining to the Committee's supervision and administration of the Plan. A majority of the members of the Committee will constitute a quorum for the transaction of business and the vote of a majority of the members present at any meeting will decide any question brought before the meeting. In addition, the Committee may decide any question by vote, taken without a meeting, of a majority of its members. If a member of the Committee is ever appointed who is or becomes a Participant, that Committee member will not vote or act on any matter relating solely to himself.

                  7.3 POWERS OF THE COMMITTEE. The Committee will have the exclusive responsibility for the general administration of the Plan according to the terms and provisions of the Plan and will have all powers necessary to accomplish those purposes, including but not by way of limitation the right, power and authority:

                  (a) to make rules and regulations for the administration of the Plan;



                                     VII-1

                  (b) to construe all terms, provisions, conditions and limitations of the Plan;

                  (c) to correct any defect, supply any omission or reconcile any inconsistency that may appear in the Plan in the manner and to the extent it deems expedient to carry the Plan into effect for the greatest benefit of all parties at interest;

                  (d) to designate the persons eligible to become Participants and to establish the maximum and minimum amounts that may be elected to be deferred;

                  (e) to determine all controversies relating to the administration of the Plan, including but not limited to:

                           (1) differences of opinion arising between the
                  Company and a Participant except when the difference of opinion relates to the entitlement to, the amount of or the method or timing of a distribution of a benefit affected by a Change of Control, in which event it shall be decided by judicial action; and

                           (2) any question it deems advisable to determine in
                  order to promote the uniform administration of the Plan for the benefit of all parties at interest; and

                  (f) to delegate by written notice those clerical and recordation duties of the Committee, as it deems necessary or advisable for the proper and efficient administration of the Plan.

                  7.4 COMMITTEE DISCRETION. The Committee in exercising any power or authority granted under the Plan or in making any determination under the Plan shall perform or refrain from performing those acts using its sole discretion and judgment. Any decision made by the Committee or any refraining to act or any act taken by the Committee in good faith shall be final and binding on all parties. The Committee's decision shall never be subject to de novo review. Notwithstanding the foregoing, the Committee's decision, refraining to act or acting is to be subject to judicial review for those incidents occurring during the Plan Year in which a Change of Control occurs and during the next three succeeding Plan Years.



                                     VII-2

                  7.5 ANNUAL STATEMENTS. The Committee will cause each Participant to receive an annual statement as soon as administratively possible after the conclusion of each Plan Year containing the amounts deferred, the Company match, if any, and the income accrued on the deferred and matched amounts.

                  7.6 REIMBURSEMENT OF EXPENSES. The Committee will serve without compensation for their services but will be reimbursed by Quanex for all expenses properly and actually incurred in the performance of their duties under the Plan.



                                     VII-3

                                  ARTICLE VIII

                            ADOPTION BY SUBSIDIARIES


                  8.1 PROCEDURE FOR AND STATUS AFTER ADOPTION. Any Subsidiary may, with the approval of the Committee, adopt the Plan by appropriate action of its board. The terms of the Plan will apply separately to each Subsidiary adopting the Plan and its Participants in the same manner as is expressly provided for Quanex and its Participants except that the powers of the Board and the Committee under the Plan will be exercised by the Board alone. Quanex and each Subsidiary adopting the Plan will bear the cost of providing plan benefits for its own Participants. It is intended that the obligation of Quanex and each Subsidiary with respect to its Participants will be the sole obligation of the Company that is employing the Participant and will not bind any other Company.

                  8.2 TERMINATION OF PARTICIPATION BY ADOPTING SUBSIDIARY. Any Subsidiary adopting the Plan may, by appropriate action of its board of directors, terminate its participation in the Plan. The Committee may, in its discretion, also terminate a Subsidiary's participation in the Plan at any time. The termination of the participation in the Plan by a Subsidiary will not, however, affect the rights of any Participant who is working or has worked for the Subsidiary as to amounts or shares of Common Stock previously standing to his credit in his Account or reduce the income accrued on amounts deferred by him or matched by the Company and credited to his Account whether in cash or in shares of Common Stock, prior to the distribution of the benefit to the Participant without his consent.



                                     VIII-1

                                   ARTICLE IX

                          AMENDMENT AND/OR TERMINATION


                  9.1 AMENDMENT OR TERMINATION OF THE PLAN. The Board may amend or terminate the Plan at any time by an instrument in writing without the consent of any adopting Company.

                  9.2 NO RETROACTIVE EFFECT ON AWARDED BENEFITS. No amendment will affect the rights of any Participant to the amounts, whether in cash or shares of Common Stock, then standing to his credit in his Account, to change the method of calculating the income already accrued or to accrue in the future on amounts already deferred by him or matched by the Company prior to the date of the amendment or to change a Participant's right under any provision relating to a Change of Control after a Change of Control has occurred, without the Participant's consent. However, the Board shall retain the right at any time to change in any manner the method of calculating the match by the Company and the income to accrue on all amounts to be deferred in the future by a Participant and/or to be matched in the future by the Company after the date of the amendment if it has been announced to the Participants.

                  9.3 EFFECT OF TERMINATION. If the Plan is terminated, all amounts, whether in cash or in shares of Common Stock, deferred by Participants and matched by the Company will continue to be held under the terms of the Plan until all amounts have been distributed according to the elections made by the Participants or the directives made by the Committee prior to the deferrals. The forfeiture provisions of Sections 5.2, 5.3 and 5.4 and the restriction set out in Section 6.6 would continue to apply throughout the period after the termination of the Plan but prior to the completed distribution of all benefits.

                                    ARTICLE X

                                     FUNDING


                  10.1 PAYMENTS UNDER THIS AGREEMENT ARE THE OBLIGATION OF THE COMPANY. The Company will distribute the benefits due the Participants under the Plan; however, should it fail to do so when a benefit is due and the funding trust contemplated by Section 10.2 exists, the benefit will be distributed by the trustee of that funding trust. In any event, if the trust fails to distribute a benefit for any reason, the Company still remains liable for all benefits provided by the Plan.

                  10.2 AGREEMENT MAY BE FUNDED THROUGH RABBI TRUST. It is specifically recognized by both the Company and the Participants that the Company may, but is not required to transfer any funds, shares or Common Stock or other assets that it finds desirable to a trust established to accumulate assets sufficient to fund the obligations of all of the Companies signatory to the Plan. However, under all circumstances, the Participants will have no rights to any of those assets; and likewise, under all circumstances, the rights of the Participants to the assets held in the trust will be no greater than the rights expressed in this agreement. Nothing contained in the trust agreement which creates the funding trust will constitute a guarantee by any Company that assets of the Company transferred to the trust will be sufficient to fund all benefits under the Plan or would place the Participant in a secured position ahead of general creditors should the Company become insolvent or bankrupt. Any trust agreement prepared to fund the Company's obligations under this agreement must specifically set out these principles so it is clear in that trust agreement that the Participants in the Plan are only unsecured general creditors of the Company in relation to their benefits under the Plan.

                  10.3 REVERSION OF EXCESS ASSETS. Any adopting Company may, at any time, request the actuary, who last performed the annual actuarial valuation of the Quanex defined benefit Retirement plan, to determine the present Account balance, assuming the accrual rate for income not to be reduced (whether it actually is or not), as of the month end coincident with or next preceding the request, of all Participants and Beneficiaries of deceased Participants for which all Companies are or will be obligated to make benefit distributions under the Plan. If the fair market value of the assets held in the trust, as determined by the Trustee as of that same date, exceeds the total of the Account balances of all Participants and Beneficiaries by 25 percent, any Company may direct the trustee to return to each Company its proportionate part of the assets which are in excess of 125 percent of the Account balances. Each Company's share of the excess assets will be the Participants' Accounts accrued while in the employ of that Company as compared to the total of the Account balances accrued by all Participants under the Plan times the excess assets. If there has been a Change of Control, for the purpose of determining if there are excess funds, all contributions made prior to the Change of Control will be subtracted from the fair market value of the assets held in the trust as of the determination date but before the determination is made.

                  10.4 PARTICIPANTS MUST RELY ONLY ON GENERAL CREDIT OF THE COMPANY. It is also specifically recognized by both the Company and the Participants that the Plan is only a general corporate commitment and that each Participant must rely upon the general credit of the Company for the fulfillment of its obligations under the Plan. Under all circumstances the rights of Participants to any asset held by the Company will be no greater than the rights expressed in this agreement. Nothing contained in this agreement will constitute a guarantee by the Company that the assets of the Company will be sufficient to distribute any benefits under the Plan or would place the Participant in a secured position ahead of general creditors of the Company. Though the Company may establish or become a signatory to a Rabbi Trust, as indicated in Section 10.1, to accumulate assets to fulfill its obligations, the Plan and any such trust will not create any lien, claim, encumbrance, right, title or other interest of any kind in any Participant in any asset held by the Company, contributed to any such trust or otherwise designated to be used in fulfillment of any of its obligations created in this agreement. No specific assets of the Company have been or will be set aside, or will in any way be transferred to the trust or will be pledged in any way for the performance of the Company's obligations under the Plan which would remove such assets from being subject to the general creditors of the Company.

                                   ARTICLE XI

                                  MISCELLANEOUS


                  11.1 LIMITATION OF RIGHTS. Nothing in the Plan will be construed:

                  (a) to give any employee of any Company any right to be designated a Participant in the Plan;

                  (b) to give a Participant any right with respect to the compensation deferred, the Company match or the income accrued and credited in the Deferred Compensation Ledger except in accordance with the terms of the Plan;

                  (c) to limit in any way the right of the Company to terminate a Participant's employment with the Company at any time;

                  (d) to evidence any agreement or understanding, expressed or implied, that the Company will employ a Participant in any particular position or for any particular remuneration; or

                  (e) to give a Participant or any other person claiming through him any interest or right under the Plan other than that of any unsecured general creditor of the Company.

                  11.2 DISTRIBUTIONS TO INCOMPETENTS OR MINORS. Should a Participant become incompetent or should a Participant designate a Beneficiary who is a minor or incompetent, the Committee is authorized to distribute the benefit due to the parent of the minor or to the guardian of the minor or incompetent or directly to the minor or to apply those assets for the benefit of the minor or incompetent in any manner the Committee determines in its sole discretion.

                  11.3 NONALIENATION OF BENEFITS. No right or benefit provided in the Plan will be transferable by the Participant except, upon his death, to a named Beneficiary as provided in the Plan. No right or benefit under the Plan will be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same will be void. No right or benefit under the Plan will in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If any Participant or any Beneficiary becomes bankrupt or attempts to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under the Plan, that right or benefit will, in the discretion of the Committee, cease. In that event, the Committee may have the Company hold or apply the right or benefit or any part of it to the benefit of the Participant or Beneficiary, his or her spouse, children or other dependents or any of them in any manner and in any proportion the Committee believes to be proper in its sole and absolute discretion, but is not required to do so.

                  11.4 EXPENSES INCURRED IN ENFORCING THE PLAN. The Company will, in addition, pay a Participant for all legal fees and expenses incurred by him in contesting or disputing his termination or in seeking to obtain or enforce any benefit provided by the Plan if the termination occurs in the Plan Year in which a Change of Control occurs or during the next three succeeding Plan Years following the Plan Year in which a Change of Control occurs except to the extent that the payment of those fees or expenses are restricted under
Section 6.6.

                  11.5 RELIANCE UPON INFORMATION. The Committee will not be liable for any decision or action taken or not taken in good faith in connection with the administration of the Plan. Without limiting the generality of the foregoing, any decision or action taken or not taken by the Committee when it relies upon information supplied it by any officer of the Company, the Company's legal counsel, the Company's independent accountants or other advisors in connection with the administration of the Plan will be deemed to have been taken in good faith.

                  11.6 SEVERABILITY. If any term, provision, covenant or condition of the Plan is held to be invalid, void or otherwise unenforceable, the rest of the Plan will remain in full force and effect and will in no way be affected, impaired or invalidated.

                  11.7 NOTICE. Any notice or filing required or permitted to be given to the Committee or a Participant will be sufficient if in writing and hand-delivered or sent by U.S. mail to the principal office of the Company or to the residential mailing address of the Participant. Notice will be deemed to be given as of the date of hand-delivery or if delivery is by mail, as of the date shown on the postmark.

                  11.8 GENDER AND NUMBER. If the context requires it, words of one gender when used in the Plan will include the other genders, and words used in the singular or plural will include the other.

                  11.9 GOVERNING LAW. The Plan will be construed, administered and governed in all respects by the laws of the State of Texas.

                  IN WITNESS WHEREOF, the Company has executed this document effective as of November 1, 2001.

                                        QUANEX CORPORATION



                                        By /s/ Paul J. Giddens
                                           ------------------------------------